RenaissanceRe Holdings Ltd.
Financial Supplement
June 30, 2014

Investors:
RenaissanceRe Holdings Ltd.
Rohan Pai
Director - Corporate Finance
T: +1 441 295 4513

Media:
Kekst and Company
Peter Hill
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

		Page(s)

Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2 - 3
b.	Consolidated Segment Underwriting Results	4 - 5
c.	Gross Premiums Written and Managed Premiums	6 - 7
d.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	8 - 9

Balance Sheets
a.	Summary Consolidated Balance Sheets	10

Investments
a.	Investment Portfolio - Composition	11
b.	Summary of Other Investments	12
c.	Total Investment Result	13
d.	Investment Portfolio - Effective Yield and Credit Rating	14
e.	Investment Portfolio - Change in Portfolio Composition	15
f.	Fixed Maturity Investments - Corporate Sector	16
g.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	16

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	17
b.	Paid to Incurred Analysis	18

Other Items
a.	Earnings per Share	19
b.	Equity in Earnings of Other Ventures	20
c.	Other (Loss) Income	20
d.	Ratings	21

Comments on Regulation G		22 - 23

RenaissanceRe Holdings Ltd.
Basis of Presentation
This financial supplement includes certain non-GAAP financial measures including “operating income available to RenaissanceRe common shareholders”, “operating income available to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 22 and 23 for Comments on Regulation G.
RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. The Company has the following reportable segments: (1) Catastrophe Reinsurance, which includes catastrophe reinsurance and certain property catastrophe joint ventures managed by the Company’s ventures unit; (2) Specialty Reinsurance, which includes specialty reinsurance and certain specialty joint ventures managed by the Company’s ventures unit; and (3) Lloyd’s, which includes reinsurance and insurance business written through RenaissanceRe Syndicate 1458 (“Syndicate 1458”).
During the third quarter of 2013, the Company made the strategic decision to divest its U.S.-based weather and weather-related energy risk management unit, which principally included RenRe Commodity Advisors LLC, Renaissance Trading Ltd. and RenRe Energy Advisors Ltd. (collectively referred to as "REAL"), in order to focus on the business encompassed within the Company's Catastrophe Reinsurance, Specialty Reinsurance and Lloyd's segments and its other businesses. REAL offered certain derivative-based risk management products primarily to address weather and energy risk and engaged in hedging and trading activities related to those transactions. On August 30, 2013, RenaissanceRe entered into a sale agreement with a subsidiary of Munich-American Holding Corporation ("Munich") to sell REAL and, on October 1, 2013, RenaissanceRe completed the sale of REAL to Munich. In the third quarter of 2013, the Company classified the assets and liabilities associated with this transaction as held for sale and the financial results are reflected in the Company's consolidated financial statements as “discontinued operations.”  Except as explicitly described as held for sale or as discontinued operations, and unless otherwise noted, all discussions and amounts presented herein relate to the Company's continuing operations. All prior periods presented have been reclassified to conform to this form of presentation.
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.
Financial Highlights

	Three months ended		Six months ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Highlights
Gross premiums written	$511,540	$703,223	$1,216,800	$1,338,641
Net premiums written	346,407	559,109	796,754	995,922
Net premiums earned	260,416	291,889	546,950	563,144
Net claims and claim expenses incurred	81,388	103,962	140,303	131,213
Acquisition expenses	33,477	31,767	67,177	56,776
Operating expenses	45,841	42,789	88,465	88,775
Underwriting income	$99,710	$113,371	$251,005	$286,380

Net investment income	$34,541	$26,163	$73,489	$69,365
Net realized and unrealized gains (losses) on investments	27,128	(69,529)	42,055	(55,260)
Change in net unrealized gains on fixed maturity investments available for sale	(96)	(1,239)	(261)	(7,306)
Total investment result	$61,573	$(44,605)	$115,283	$6,799

Net income available to RenaissanceRe common shareholders	$120,752	$26,806	$271,755	$217,280
Operating income available to RenaissanceRe common shareholders (1)	$93,624	$96,350	$229,700	$272,553

Total assets	$8,515,625	$8,467,383	$8,515,625	$8,467,383
Total shareholders' equity attributable to RenaissanceRe	$3,835,941	$3,568,297	$3,835,941	$3,568,297

Per share data
Net income available to RenaissanceRe common shareholders per common share - diluted	$2.95	$0.60	$6.52	$4.83
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$2.28	$2.17	$5.50	$6.08
Dividends per common share	$0.29	$0.28	$0.58	$0.56
Book value per common share	$84.79	$71.38	$84.79	$71.38
Tangible book value per common share (1)	$83.93	$70.53	$83.93	$70.53
Tangible book value per common share plus accumulated dividends (1)	$97.63	$83.09	$97.63	$83.09
Change in tangible book value per common share plus change in accumulated dividends (1)	3.5%	0.8%	6.4%	5.7%

Financial ratios
Net claims and claim expense ratio - current accident year	37.8%	44.8%	31.8%	34.7%
Net claims and claim expense ratio - prior accident years	(6.5)%	(9.2)%	(6.1)%	(11.4)%
Net claims and claim expense ratio - calendar year	31.3%	35.6%	25.7%	23.3%
Underwriting expense ratio	30.4%	25.6%	28.4%	25.9%
Combined ratio	61.7%	61.2%	54.1%	49.2%
Operating return on average common equity - annualized (1)	11.0%	12.2%	13.4%	17.3%
Total investment return - annualized	3.7%	(2.8)%	3.4%	0.2%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Revenues
Gross premiums written	$511,540	$705,260	$84,122	$182,649	$703,223
Net premiums written	$346,407	$450,347	$80,784	$127,241	$559,109
(Increase) decrease in unearned premiums	(85,991)	(163,813)	175,981	167,476	(267,220)
Net premiums earned	260,416	286,534	256,765	294,717	291,889
Net investment income	34,541	38,948	78,732	59,931	26,163
Net foreign exchange gains (losses)	2,392	(1,061)	1,747	488	(932)
Equity in earnings of other ventures	7,232	4,199	6,274	7,313	3,772
Other (loss) income	(535)	62	(173)	651	(1,128)
Net realized and unrealized gains (losses) on investments	27,128	14,927	61,864	28,472	(69,529)
Total revenues	331,174	343,609	405,209	391,572	250,235
Expenses
Net claims and claim expenses incurred	81,388	58,915	(20,854)	60,928	103,962
Acquisition expenses	33,477	33,700	31,026	37,699	31,767
Operational expenses	45,841	42,624	57,658	44,672	42,789
Corporate expenses	3,954	4,545	3,304	4,307	21,529
Interest expense	4,292	4,293	4,297	4,298	4,300
Total expenses	168,952	144,077	75,431	151,904	204,347
Income from continuing operations before taxes	162,222	199,532	329,778	239,668	45,888
Income tax benefit (expense)	204	(166)	(1,336)	(223)	(11)
Income from continuing operations	162,426	199,366	328,442	239,445	45,877
(Loss) income from discontinued operations	—	—	—	(9,779)	2,427
Net income	162,426	199,366	328,442	229,666	48,304
Net income attributable to noncontrolling interests	(36,078)	(42,768)	(54,191)	(44,331)	(14,015)
Net income attributable to RenaissanceRe	126,348	156,598	274,251	185,335	34,289
Dividends on preference shares	(5,596)	(5,595)	(5,595)	(5,595)	(7,483)
Net income available to RenaissanceRe common shareholders	$120,752	$151,003	$268,656	$179,740	$26,806
Income from continuing operations available to RenaissanceRe common shareholders per common share - basic	$3.00	$3.61	$6.14	$4.32	$0.55
(Loss) income from discontinued operations (attributable) available to RenaissanceRe common shareholders per common share - basic	—	—	—	(0.23)	0.06
Net income available to RenaissanceRe common shareholders per common share - basic	$3.00	$3.61	$6.14	$4.09	$0.61
Income from continuing operations available to RenaissanceRe common shareholders per common share - diluted	2.95	3.56	6.05	4.23	0.55
(Loss) income from discontinued operations (attributable) available to RenaissanceRe common shareholders per common share - diluted	—	—	—	(0.22)	0.05
Net income available to RenaissanceRe common shareholders per common share - diluted	$2.95	$3.56	$6.05	$4.01	$0.60
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$2.28	$3.20	$4.64	$3.36	$2.17
Operating return on average common equity - annualized (1)	11.0%	15.9%	24.3%	18.7%	12.2%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Six months ended
	June 30, 2014	June 30, 2013
Revenues
Gross premiums written	$1,216,800	$1,338,641
Net premiums written	$796,754	$995,922
Increase in unearned premiums	(249,804)	(432,778)
Net premiums earned	546,950	563,144
Net investment income	73,489	69,365
Net foreign exchange gains (losses)	1,331	(318)
Equity in earnings of other ventures	11,431	9,607
Other loss	(473)	(2,837)
Net realized and unrealized gains (losses) on investments	42,055	(55,260)
Total revenues	674,783	583,701
Expenses
Net claims and claim expenses incurred	140,303	131,213
Acquisition expenses	67,177	56,776
Operational expenses	88,465	88,775
Corporate expenses	8,499	26,011
Interest expense	8,585	9,334
Total expenses	313,029	312,109
Income from continuing operations before taxes	361,754	271,592
Income tax benefit (expense)	38	(133)
Income from continuing operations	361,792	271,459
Income from discontinued operations	—	12,201
Net income	361,792	283,660
Net income attributable to noncontrolling interests	(78,846)	(52,622)
Net income attributable to RenaissanceRe	282,946	231,038
Dividends on preference shares	(11,191)	(13,758)
Net income available to RenaissanceRe common shareholders	$271,755	$217,280
Income from continuing operations available to RenaissanceRe common shareholders per common share - basic	$6.62	$4.65
Income from discontinued operations available to RenaissanceRe common shareholders per common share - basic	—	0.28
Net income available to RenaissanceRe common shareholders per common share - basic	$6.62	$4.93
Income from continuing operations available to RenaissanceRe common shareholders per common share - diluted	6.52	4.55
Income from discontinued operations available to RenaissanceRe common shareholders per common share - diluted	—	0.28
Net income available to RenaissanceRe common shareholders per common share - diluted	$6.52	$4.83
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$5.50	$6.08
Operating return on average common equity - annualized (1)	13.4%	17.3%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

3

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended June 30, 2014
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written	$388,083	$51,554	$71,903	$—	$511,540
Net premiums written	$233,698	$46,254	$66,452	$3	$346,407
Net premiums earned	$159,152	$53,588	$47,672	$4	$260,416
Net claims and claim expenses incurred	36,730	20,075	25,111	(528)	81,388
Acquisition expenses	17,806	11,699	10,122	(6,150)	33,477
Operational expenses	22,200	10,514	13,058	69	45,841
Underwriting income (loss)	$82,416	$11,300	$(619)	$6,613	$99,710

Net claims and claim expenses incurred - current accident year	$38,473	$25,443	$34,555	$—	$98,471
Net claims and claim expenses incurred - prior accident years	(1,743)	(5,368)	(9,444)	(528)	(17,083)
Net claims and claim expenses incurred - total	$36,730	$20,075	$25,111	$(528)	$81,388

Net claims and claim expense ratio - current accident year	24.2%	47.5%	72.5%	—%	37.8%
Net claims and claim expense ratio - prior accident years	(1.1)%	(10.0)%	(19.8)%	(13,200.0)%	(6.5)%
Net claims and claim expense ratio - calendar year	23.1%	37.5%	52.7%	(13,200.0)%	31.3%
Underwriting expense ratio	25.1%	41.4%	48.6%	(152,025.0)%	30.4%
Combined ratio	48.2%	78.9%	101.3%	(165,225.0)%	61.7%

	Three months ended June 30, 2013
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written (1)	$576,903	$58,539	$68,769	$(988)	$703,223
Net premiums written	$436,852	$57,348	$64,643	$266	$559,109
Net premiums earned	$200,483	$49,206	$41,933	$267	$291,889
Net claims and claim expenses incurred	52,915	25,511	25,536	—	103,962
Acquisition expenses	14,197	9,009	8,484	77	31,767
Operational expenses	23,599	7,595	11,456	139	42,789
Underwriting income (loss)	$109,772	$7,091	$(3,543)	$51	$113,371

Net claims and claim expenses incurred - current accident year	$71,369	$30,903	$28,517	$—	$130,789
Net claims and claim expenses incurred - prior accident years	(18,454)	(5,392)	(2,981)	—	(26,827)
Net claims and claim expenses incurred - total	$52,915	$25,511	$25,536	$—	$103,962

Net claims and claim expense ratio - current accident year	35.6%	62.8%	68.0%	—%	44.8%
Net claims and claim expense ratio - prior accident years	(9.2)%	(11.0)%	(7.1)%	—%	(9.2)%
Net claims and claim expense ratio - calendar year	26.4%	51.8%	60.9%	—%	35.6%
Underwriting expense ratio	18.8%	33.8%	47.5%	80.9%	25.6%
Combined ratio	45.2%	85.6%	108.4%	80.9%	61.2%
(1) Included in gross premiums written in the Other category is the elimination of inter-segment gross premiums written of $1.0 million.

4

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Six months ended June 30, 2014
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written	$855,794	$205,844	$155,162	$—	$1,216,800
Net premiums written	$493,187	$171,743	$131,821	$3	$796,754
Net premiums earned	$323,736	$123,218	$99,969	$27	$546,950
Net claims and claim expenses incurred	43,185	46,156	51,392	(430)	140,303
Acquisition expenses	24,932	28,246	20,689	(6,690)	67,177
Operational expenses	42,619	20,620	25,091	135	88,465
Underwriting income	$213,000	$28,196	$2,797	$7,012	$251,005

Net claims and claim expenses incurred - current accident year	$51,002	$67,365	$55,712	$—	$174,079
Net claims and claim expenses incurred - prior accident years	(7,817)	(21,209)	(4,320)	(430)	(33,776)
Net claims and claim expenses incurred - total	$43,185	$46,156	$51,392	$(430)	$140,303

Net claims and claim expense ratio - current accident year	15.8%	54.7%	55.7%	—%	31.8%
Net claims and claim expense ratio - prior accident years	(2.5)%	(17.2)%	(4.3)%	(1,592.6)%	(6.1)%
Net claims and claim expense ratio - calendar year	13.3%	37.5%	51.4%	(1,592.6)%	25.7%
Underwriting expense ratio	20.9%	39.6%	45.8%	(24,277.8)%	28.4%
Combined ratio	34.2%	77.1%	97.2%	(25,870.4)%	54.1%

	Six months ended June 30, 2013
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written (1)	$1,055,699	$140,869	$143,061	$(988)	$1,338,641
Net premiums written	$742,205	$132,867	$120,567	$283	$995,922
Net premiums earned	$387,134	$96,015	$79,712	$283	$563,144
Net claims and claim expenses incurred	55,623	36,203	40,064	(677)	131,213
Acquisition expenses	23,817	17,448	15,400	111	56,776
Operational expenses	49,714	15,155	23,634	272	88,775
Underwriting income	$257,980	$27,209	$614	$577	$286,380

Net claims and claim expenses incurred - current accident year	$92,545	$56,756	$46,388	$—	$195,689
Net claims and claim expenses incurred - prior accident years	(36,922)	(20,553)	(6,324)	(677)	(64,476)
Net claims and claim expenses incurred - total	$55,623	$36,203	$40,064	$(677)	$131,213

Net claims and claim expense ratio - current accident year	23.9%	59.1%	58.2%	—%	34.7%
Net claims and claim expense ratio - prior accident years	(9.5)%	(21.4)%	(7.9)%	(239.2)%	(11.4)%
Net claims and claim expense ratio - calendar year	14.4%	37.7%	50.3%	(239.2)%	23.3%
Underwriting expense ratio	19.0%	34.0%	48.9%	135.3%	25.9%
Combined ratio	33.4%	71.7%	99.2%	(103.9)%	49.2%
(1) Included in gross premiums written in the Other category is the elimination of inter-segment gross premiums written of $1.0 million.

5

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Three months ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Catastrophe Reinsurance Segment
Renaissance catastrophe premiums	$240,137	$322,748	$(4,041)	$55,849	$368,077
DaVinci catastrophe premiums	147,946	144,963	(13,818)	26,690	208,826
Total Catastrophe Reinsurance segment gross premiums written	$388,083	$467,711	$(17,859)	$82,539	$576,903

Specialty Reinsurance Segment
Renaissance specialty premiums	$50,001	$153,994	$58,014	$60,156	$56,567
DaVinci specialty premiums	1,553	296	450	—	1,972
Total Specialty Reinsurance segment gross premiums written	$51,554	$154,290	$58,464	$60,156	$58,539

Lloyd's Segment
Specialty	$45,238	$61,704	$43,154	$36,545	$53,207
Catastrophe	26,665	21,555	363	3,409	15,562
Total Lloyd's segment gross premiums written	$71,903	$83,259	$43,517	$39,954	$68,769

Managed Premiums (1)
Total Catastrophe Reinsurance segment gross premiums written	$388,083	$467,711	$(17,859)	$82,539	$576,903
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	23,110	14,115	3,694	1,963	25,682
Catastrophe premiums written in the Lloyd's segment	26,665	21,555	363	3,409	15,562
Catastrophe premiums written by the Company in its Catastrophe Reinsurance segment and ceded to Top Layer Re	—	(7,355)	—	—	—
Total managed catastrophe premiums (1)	$437,858	$496,026	$(13,802)	$87,911	$618,147

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	Top Layer Re is accounted for under the equity method of accounting.

6

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Six months ended
	June 30, 2014	June 30, 2013
Catastrophe Reinsurance Segment
Renaissance catastrophe premiums	$562,885	$678,079
DaVinci catastrophe premiums	292,909	377,620
Total Catastrophe Reinsurance segment gross premiums written	$855,794	$1,055,699

Specialty Reinsurance Segment
Renaissance specialty premiums	$203,995	$138,184
DaVinci specialty premiums	1,849	2,685
Total Specialty Reinsurance segment gross premiums written	$205,844	$140,869

Lloyd's Segment
Specialty	$106,942	$108,964
Catastrophe	48,220	34,097
Total Lloyd's segment gross premiums written	$155,162	$143,061

Managed Premiums (1)
Total Catastrophe Reinsurance segment gross premiums written	$855,794	$1,055,699
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	37,225	58,064
Catastrophe premiums written in the Lloyd's segment	48,220	34,097
Catastrophe premiums written by the Company in its Catastrophe Reinsurance segment and ceded to Top Layer Re	(7,355)	—
Total managed catastrophe premiums (1)	$933,884	$1,147,860

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	Top Layer Re is accounted for under the equity method of accounting.

7

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Revenues
Gross premiums written	$149,499	$145,259	$(13,368)	$26,690	$210,798
Net premiums written	$126,810	$118,930	$(15,415)	$14,302	$203,698
(Increase) decrease in unearned premiums	(52,440)	(41,068)	88,096	73,078	(107,972)
Net premiums earned	74,370	77,862	72,681	87,380	95,726
Net investment income	6,875	7,054	7,164	7,263	6,283
Net foreign exchange gains (losses)	1,674	376	145	(380)	526
Other loss	—	—	—	—	(169)
Net realized and unrealized gains (losses) on investments	6,628	2,540	1,942	8,708	(24,529)
Total revenues	89,547	87,832	81,932	102,971	77,837
Expenses
Net claims and claim expenses incurred	14,218	1,220	(28,625)	3,999	27,283
Acquisition expenses	17,507	20,878	26,108	22,708	18,926
Operational and corporate expenses	8,335	8,803	9,392	9,967	9,812
Interest expense	933	937	937	943	946
Total expenses	40,993	31,838	7,812	37,617	56,967
Income before taxes	48,554	55,994	74,120	65,354	20,870
Income tax expense	(2)	—	—	—	—
Net income	48,552	55,994	74,120	65,354	20,870
Net income attributable to redeemable noncontrolling interest	(99)	(114)	(150)	(133)	(43)
Net income available to DaVinciRe common shareholders	$48,453	$55,880	$73,970	$65,221	$20,827

Net claims and claim expenses incurred - current accident year	$19,370	$5,106	$(4,023)	$8,438	$34,523
Net claims and claim expenses incurred - prior accident years	(5,152)	(3,886)	(24,602)	(4,439)	(7,240)
Net claims and claim expenses incurred - total	$14,218	$1,220	$(28,625)	$3,999	$27,283

Net claims and claim expense ratio - current accident year	26.0%	6.6%	(5.5)%	9.7%	36.1%
Net claims and claim expense ratio - prior accident years	(6.9)%	(5.0)%	(33.9)%	(5.1)%	(7.6)%
Net claims and claim expense ratio - calendar year	19.1%	1.6%	(39.4)%	4.6%	28.5%
Underwriting expense ratio	34.8%	38.1%	48.9%	37.4%	30.0%
Combined ratio	53.9%	39.7%	9.5%	42.0%	58.5%

8

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Six months ended
	June 30, 2014	June 30, 2013
Revenues
Gross premiums written	$294,758	$380,305
Net premiums written	$245,740	$341,220
(Increase) decrease in unearned premiums	(93,508)	(153,878)
Net premiums earned	152,232	187,342
Net investment income	13,929	13,964
Net foreign exchange gains (losses)	2,050	656
Other loss	—	(717)
Net realized and unrealized gains (losses) on investments	9,168	(26,247)
Total revenues	177,379	174,998
Expenses
Net claims and claim expenses incurred	15,438	30,993
Acquisition expenses	38,385	43,200
Operational and corporate expenses	17,138	20,212
Interest expense	1,870	1,898
Total expenses	72,831	96,303
Income before taxes	104,548	78,695
Income tax expense	(2)	—
Net income	104,546	78,695
Net income attributable to redeemable noncontrolling interest	(213)	(161)
Net income available to DaVinciRe common shareholders	$104,333	$78,534

Net claims and claim expenses incurred - current accident year	$24,476	$44,806
Net claims and claim expenses incurred - prior accident years	(9,038)	(13,813)
Net claims and claim expenses incurred - total	$15,438	$30,993

Net claims and claim expense ratio - current accident year	16.1%	23.9%
Net claims and claim expense ratio - prior accident years	(6.0)%	(7.4)%
Net claims and claim expense ratio - calendar year	10.1%	16.5%
Underwriting expense ratio	36.5%	33.9%
Combined ratio	46.6%	50.4%

9

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Assets
Fixed maturity investments trading, at fair value	$4,841,609	$4,587,412	$4,809,036	$4,751,237	$4,366,080
Fixed maturity investments available for sale, at fair value	29,219	30,205	34,241	38,530	40,785
Total fixed maturity investments, at fair value	4,870,828	4,617,617	4,843,277	4,789,767	4,406,865
Short term investments, at fair value	957,698	977,778	1,044,779	925,329	924,843
Equity investments trading, at fair value	254,408	245,267	254,776	113,986	108,620
Other investments, at fair value	513,614	576,099	573,264	500,770	629,396
Investments in other ventures, under equity method	110,354	106,332	105,616	97,660	93,049
Total investments	6,706,902	6,523,093	6,821,712	6,427,512	6,162,773
Cash and cash equivalents	294,457	327,163	408,032	266,350	234,906
Premiums receivable	837,116	668,788	474,087	735,937	954,142
Prepaid reinsurance premiums	267,963	207,752	66,132	166,340	214,804
Reinsurance recoverable	85,115	98,962	101,025	149,201	175,103
Accrued investment income	28,019	27,351	34,065	26,887	26,658
Deferred acquisition costs	140,765	121,890	81,684	103,844	125,682
Receivable for investments sold	58,205	84,396	75,845	240,191	311,783
Other assets	89,076	96,251	108,438	113,159	102,413
Goodwill and other intangibles	8,007	8,059	8,111	8,978	8,282
Assets of discontinued operations held for sale	—	—	—	115,556	150,837
Total assets	$8,515,625	$8,163,705	$8,179,131	$8,353,955	$8,467,383
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$1,552,618	$1,532,883	$1,563,730	$1,683,709	$1,710,408
Unearned premiums	929,523	783,321	477,888	754,077	970,017
Debt	249,476	249,453	249,430	249,407	249,385
Reinsurance balances payable	558,185	468,644	293,022	358,988	387,425
Payable for investments purchased	201,340	179,519	193,221	407,788	463,923
Other liabilities	164,650	200,626	397,596	183,362	169,559
Liabilities of discontinued operations held for sale	—	—	—	56,275	47,553
Total liabilities	3,655,792	3,414,446	3,174,887	3,693,606	3,998,270
Redeemable noncontrolling interest	1,023,892	986,981	1,099,860	945,915	897,123
Shareholders' Equity
Preference shares	400,000	400,000	400,000	400,000	400,000
Common shares	40,523	40,856	43,646	44,391	44,385
Accumulated other comprehensive income	3,918	3,963	4,131	4,566	4,909
Retained earnings	3,391,500	3,317,459	3,456,607	3,261,757	3,119,003
Total shareholders' equity attributable to RenaissanceRe	3,835,941	3,762,278	3,904,384	3,710,714	3,568,297
Noncontrolling interest	—	—	—	3,720	3,693
Total shareholders' equity	3,835,941	3,762,278	3,904,384	3,714,434	3,571,990
Total liabilities, noncontrolling interests and shareholders' equity	$8,515,625	$8,163,705	$8,179,131	$8,353,955	$8,467,383

Book value per common share	$84.79	$82.30	$80.29	$74.58	$71.38

10

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

	June 30, 2014		March 31, 2014		December 31, 2013		September 30, 2013		June 30, 2013
TYPE OF INVESTMENT
U.S. treasuries	$1,706,929	25.5%	$1,539,995	23.6%	$1,352,413	19.8%	$1,322,367	20.5%	$1,195,182	19.4%
Agencies	121,650	1.8%	134,461	2.1%	186,050	2.7%	197,047	3.1%	227,017	3.7%
Non-U.S. government (Sovereign debt)	271,495	4.0%	298,080	4.6%	334,580	4.9%	353,810	5.5%	265,033	4.3%
Non-U.S. government-backed corporate	163,911	2.4%	220,727	3.4%	237,479	3.5%	229,687	3.6%	238,254	3.9%
Corporate	1,580,038	23.6%	1,495,481	22.9%	1,803,415	26.4%	1,687,118	26.2%	1,500,576	24.3%
Agency mortgage-backed	326,304	4.9%	300,448	4.6%	341,908	5.0%	436,024	6.8%	435,233	7.1%
Non-agency mortgage-backed	265,340	3.9%	265,372	4.0%	257,938	3.8%	246,163	3.8%	233,468	3.8%
Commercial mortgage-backed	400,288	6.0%	344,590	5.3%	314,236	4.6%	302,803	4.7%	298,996	4.8%
Asset-backed	34,873	0.5%	18,463	0.3%	15,258	0.2%	14,748	0.3%	13,106	0.2%
Total fixed maturity investments, at fair value	4,870,828	72.6%	4,617,617	70.8%	4,843,277	70.9%	4,789,767	74.5%	4,406,865	71.5%
Short term investments, at fair value	957,698	14.3%	977,778	15.0%	1,044,779	15.3%	925,329	14.4%	924,843	15.0%
Equity investments trading, at fair value	254,408	3.8%	245,267	3.8%	254,776	3.7%	113,986	1.8%	108,620	1.8%
Other investments, at fair value	513,614	7.6%	576,099	8.8%	573,264	8.5%	500,770	7.8%	629,396	10.2%
Total managed investment portfolio	6,596,548	98.3%	6,416,761	98.4%	6,716,096	98.5%	6,329,852	98.5%	6,069,724	98.5%
Investments in other ventures, under equity method	110,354	1.7%	106,332	1.6%	105,616	1.6%	97,660	1.5%	93,049	1.5%
Total investments	$6,706,902	100.0%	$6,523,093	100.0%	$6,821,712	100.0%	$6,427,512	100.0%	$6,162,773	100.0%
CREDIT QUALITY OF FIXED MATURITY INVESTMENTS
AAA	$608,811	12.5%	$643,735	14.0%	$638,049	13.2%	$648,065	13.5%	$616,559	14.0%
AA	2,573,467	52.8%	2,370,814	51.3%	2,414,857	49.8%	2,463,789	51.4%	2,308,313	52.4%
A	705,334	14.5%	646,095	14.0%	836,425	17.3%	778,552	16.3%	732,659	16.6%
BBB	401,664	8.2%	367,622	8.0%	383,508	7.9%	330,481	6.9%	296,386	6.7%
Non-investment grade and not rated	581,552	12.0%	589,351	12.7%	570,438	11.8%	568,880	11.9%	452,948	10.3%
Total fixed maturity investments, at fair value	$4,870,828	100.0%	$4,617,617	100.0%	$4,843,277	100.0%	$4,789,767	100.0%	$4,406,865	100.0%
MATURITY PROFILE OF FIXED MATURITY INVESTMENTS
Due in less than one year	$100,765	2.1%	$119,599	2.6%	$160,760	3.3%	$166,583	3.5%	$200,706	4.6%
Due after one through five years	3,080,879	63.2%	2,963,494	64.2%	3,118,799	64.4%	2,877,644	60.1%	2,578,703	58.5%
Due after five through ten years	529,811	10.9%	504,919	10.9%	551,007	11.4%	630,582	13.2%	530,724	12.0%
Due after ten years	132,568	2.7%	100,732	2.2%	83,371	1.7%	115,220	2.4%	115,929	2.6%
Mortgage-backed securities	991,932	20.4%	910,410	19.7%	914,082	18.9%	984,990	20.5%	967,697	22.0%
Asset-backed securities	34,873	0.7%	18,463	0.4%	15,258	0.3%	14,748	0.3%	13,106	0.3%
Total fixed maturity investments, at fair value	$4,870,828	100.0%	$4,617,617	100.0%	$4,843,277	100.0%	$4,789,767	100.0%	$4,406,865	100.0%

Weighted average effective yield of fixed maturity and short term investments	1.5%		1.6%		1.7%		1.7%		1.8%
Average duration of fixed maturities and short term investments	2.2		2.2		2.1		2.1		2.4

11

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
TYPE OF INVESTMENT
Private equity partnerships	$314,983	$325,711	$322,391	$327,245	$335,732
Catastrophe bonds	179,465	233,321	229,016	102,141	81,042
Senior secured bank loan funds	15,976	13,656	18,048	19,395	178,040
Hedge funds	3,190	3,411	3,809	4,022	4,683
Miscellaneous other investments	—	—	—	47,967	29,899
Total other investments, at fair value	$513,614	$576,099	$573,264	$500,770	$629,396

TYPE OF INVESTMENT
Private equity partnerships	61.4%	56.5%	56.2%	65.3%	53.3%
Catastrophe bonds	34.9%	40.5%	40.0%	20.4%	12.9%
Senior secured bank loan funds	3.1%	2.4%	3.1%	3.9%	28.3%
Hedge funds	0.6%	0.6%	0.7%	0.8%	0.7%
Miscellaneous other investments	—%	—%	—%	9.6%	4.8%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

12

RenaissanceRe Holdings Ltd.
Total Investment Result

	Three months ended					Six months ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	June 30, 2014	June 30, 2013
Fixed maturity investments	$26,372	$23,860	$24,759	$24,423	$22,839	$50,232	$46,725
Short term investments	286	190	380	563	426	476	755
Equity investments trading	779	796	1,245	706	344	1,575	344
Other investments
Hedge funds and private equity investments	8,340	12,317	14,514	14,179	2,237	20,657	17,117
Other	1,483	4,528	40,818	22,735	3,144	6,011	10,139
Cash and cash equivalents	93	91	83	47	9	184	61
	37,353	41,782	81,799	62,653	28,999	79,135	75,141
Investment expenses	(2,812)	(2,834)	(3,067)	(2,722)	(2,836)	(5,646)	(5,776)
Net investment income	34,541	38,948	78,732	59,931	26,163	73,489	69,365

Gross realized gains	12,166	13,467	12,055	8,813	17,548	25,633	51,624
Gross realized losses	(2,587)	(5,564)	(8,810)	(22,241)	(14,601)	(8,151)	(19,155)
Net realized gains (losses) on fixed maturity investments	9,579	7,903	3,245	(13,428)	2,947	17,482	32,469
Net unrealized gains (losses) on fixed maturity investments trading	29,918	27,882	(2,489)	33,405	(95,680)	57,800	(118,743)
Net realized and unrealized (losses) gains on investments-related derivatives	(6,884)	(10,899)	6,570	3,557	20,510	(17,783)	20,931
Net realized gains (losses) on equity investments trading	5,134	(79)	8,455	560	74	5,055	17,635
Net unrealized (losses) gains on equity investments trading	(10,619)	(9,880)	46,083	4,378	2,620	(20,499)	(7,552)
Net realized and unrealized gains (losses) on investments	27,128	14,927	61,864	28,472	(69,529)	42,055	(55,260)
Change in net unrealized gains on fixed maturity investments available for sale	(96)	(165)	(471)	(252)	(1,239)	(261)	(7,306)
Total investment result	$61,573	$53,710	$140,125	$88,151	$(44,605)	$115,283	$6,799

Total investment return - annualized	3.7%	3.2%	8.6%	5.7%	(2.8)%	3.4%	0.2%

13

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
June 30, 2014	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Effective Yield	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$957,698	$957,698	14.3%	0.1%	$937,692	$19,429	$231	$—	$346	$—
		100.0%			97.9%	2.1%	—%	—%	—%	—%
Fixed maturity investments
U.S. treasuries	1,704,381	1,706,929	25.5%	0.9%	—	1,706,929	—	—	—	—
Agencies
Fannie Mae & Freddie Mac	100,818	100,807	1.5%	1.4%	—	100,807	—	—	—	—
Other agencies	20,800	20,843	0.3%	1.5%	—	20,843	—	—	—	—
Total agencies	121,618	121,650	1.8%	1.4%	—	121,650	—	—	—	—
Non-U.S. government (Sovereign debt)	267,499	271,495	4.0%	1.2%	170,258	70,509	11,796	18,697	235	—
Non-U.S. government-backed corporate	158,417	163,911	2.4%	1.3%	113,810	42,173	6,300	1,029	599	—
Corporate	1,528,264	1,580,038	23.6%	2.7%	22,091	179,397	635,029	348,930	351,866	42,725
Mortgage-backed
Residential mortgage-backed
Agency securities	325,367	326,304	4.9%	2.2%	—	326,304	—	—	—	—
Non-agency securities - Alt A	137,493	149,537	2.2%	4.0%	5,783	6,127	23,120	11,749	85,689	17,069
Non-agency securities - Prime	108,839	115,803	1.7%	3.2%	10,054	5,206	7,174	10,000	75,501	7,868
Total residential mortgage-backed	571,699	591,644	8.8%	2.8%	15,837	337,637	30,294	21,749	161,190	24,937
Commercial mortgage-backed	393,719	400,288	6.0%	2.0%	254,123	114,446	20,460	11,259	—	—
Total mortgage-backed	965,418	991,932	14.8%	2.5%	269,960	452,083	50,754	33,008	161,190	24,937
Asset-backed
Student loans	12,865	12,934	0.2%	0.7%	12,208	726	—	—	—	—
Auto loans	9,764	9,827	0.1%	0.9%	9,827	—	—	—	—	—
Credit cards	4,760	4,926	0.1%	2.1%	4,926	—	—	—	—	—
Other	7,006	7,186	0.1%	2.5%	5,731	—	1,455	—	—	—
Total asset-backed	34,395	34,873	0.5%	1.3%	32,692	726	1,455	—	—	—
Total securitized assets	999,813	1,026,805	15.3%	2.5%	302,652	452,809	52,209	33,008	161,190	24,937
Total fixed maturity investments	4,779,992	4,870,828	72.6%	1.8%	608,811	2,573,467	705,334	401,664	513,890	67,662
		100.0%			12.5%	52.8%	14.5%	8.2%	10.6%	1.4%
Equity investments trading		254,408	3.8%		—	—	—	—	—	254,408
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Private equity partnerships		314,983	4.7%		—	—	—	—	—	314,983
Catastrophe bonds		179,465	2.7%		—	—	—	—	179,465	—
Senior secured bank loan funds		15,976	0.2%		—	—	—	—	—	15,976
Hedge funds		3,190	—%		—	—	—	—	—	3,190
Total other investments		513,614	7.6%		—	—	—	—	179,465	334,149
		100.0%			—%	—%	—%	—%	34.9%	65.1%
Investments in other ventures		110,354	1.7%		—	—	—	—	—	110,354
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$6,706,902	100.0%		$1,546,503	$2,592,896	$705,565	$401,664	$693,701	$766,573
		100.0%			23.1%	38.7%	10.5%	6.0%	10.3%	11.4%
(1) The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

14

RenaissanceRe Holdings Ltd.
Investment Portfolio - Change in Portfolio Composition

	June 30, 2014		December 31, 2013		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%
Short term investments	$957,698	14.3%	$1,044,779	15.3%	$(87,081)	(1.0)%
Fixed maturity investments
U.S. treasuries	1,706,929	25.5%	1,352,413	19.8%	354,516	5.7%
Agencies
Fannie Mae & Freddie Mac	100,807	1.5%	182,738	2.7%	(81,931)	(1.2)%
Other agencies	20,843	0.3%	3,312	—%	17,531	0.3%
Total agencies	121,650	1.8%	186,050	2.7%	(64,400)	(0.9)%
Non-U.S. government (Sovereign debt)	271,495	4.0%	334,580	4.9%	(63,085)	(0.9)%
Non-U.S. government-backed corporate	163,911	2.4%	237,479	3.5%	(73,568)	(1.1)%
Corporate	1,580,038	23.6%	1,803,415	26.4%	(223,377)	(2.8)%
Mortgage-backed
Residential mortgage-backed
Agency securities	326,304	4.9%	341,908	5.0%	(15,604)	(0.1)%
Non-agency securities - Alt A	149,537	2.2%	136,734	2.0%	12,803	0.2%
Non-agency securities - Prime	115,803	1.7%	121,204	1.8%	(5,401)	(0.1)%
Total residential mortgage-backed	591,644	8.8%	599,846	8.8%	(8,202)	—%
Commercial mortgage-backed	400,288	6.0%	314,236	4.6%	86,052	1.4%
Total mortgage-backed	991,932	14.8%	914,082	13.4%	77,850	1.4%
Asset-backed
Student loans	12,934	0.2%	2,947	—%	9,987	0.2%
Auto loans	9,827	0.1%	3,109	—%	6,718	0.1%
Credit cards	4,926	0.1%	4,385	0.1%	541	—%
Other	7,186	0.1%	4,817	0.1%	2,369	—%
Total asset-backed	34,873	0.5%	15,258	0.2%	19,615	0.3%
Total securitized assets	1,026,805	15.3%	929,340	13.6%	97,465	1.7%
Total fixed maturity investments	4,870,828	72.6%	4,843,277	70.9%	27,551	1.7%
Equity investments trading	254,408	3.8%	254,776	3.7%	(368)	0.1%
Other investments
Private equity partnerships	314,983	4.7%	322,391	4.7%	(7,408)	—%
Catastrophe bonds	179,465	2.7%	229,016	3.4%	(49,551)	(0.7)%
Senior secured bank loan funds	15,976	0.2%	18,048	0.3%	(2,072)	(0.1)%
Hedge funds	3,190	—%	3,809	0.1%	(619)	(0.1)%
Total other investments	513,614	7.6%	573,264	8.5%	(59,650)	(0.9)%
Investments in other ventures	110,354	1.7%	105,616	1.5%	4,738	0.2%
Total managed investment portfolio	$6,706,902	100.0%	$6,821,712	100.0%	$(114,810)

15

RenaissanceRe Holdings Ltd.
Fixed Maturity Investments - Corporate Sector

	June 30, 2014
Sector	Total	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Financials	$666,034	$19,163	$99,866	$396,754	$89,451	$24,482	$36,318
Industrial, utilities and energy	372,632	2,060	29,739	125,643	123,626	90,030	1,534
Communications and technology	217,085	—	14,195	51,552	57,043	91,622	2,673
Consumer	162,824	—	5,818	23,012	33,400	99,084	1,510
Health care	91,476	—	23,669	22,753	19,234	25,820	—
Basic materials	57,206	—	—	10,704	26,176	19,636	690
Other	12,781	868	6,110	4,611	—	1,192	—
Total corporate fixed maturity investments, at fair value (1)	$1,580,038	$22,091	$179,397	$635,029	$348,930	$351,866	$42,725

Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	June 30, 2014
Issuer	Total	Short term investments	Fixed maturity investments
Bank of America Corp.	$55,983	$—	$55,983
Goldman Sachs Group Inc.	50,671	—	50,671
JP Morgan Chase & Co.	45,165	—	45,165
Morgan Stanley	32,188	—	32,188
Citigroup Inc.	29,145	—	29,145
General Electric Company	28,378	—	28,378
HSBC Holdings PLC	25,121	—	25,121
Ford Motor Co.	21,689	—	21,689
Wells Fargo & Co.	18,069	—	18,069
Verizon Communications Inc.	17,818	—	17,818
Total (2)	$324,227	$—	$324,227

(1)	Excludes non-U.S. government-backed corporate fixed maturity investments, at fair value.

(2)	Excludes non-U.S. government-backed corporate fixed maturity investments, reverse repurchase agreements and commercial paper, at fair value.

16

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
June 30, 2014
Catastrophe Reinsurance	$327,537	$201,716	$191,059	$720,312
Specialty Reinsurance	100,033	89,949	340,106	530,088
Lloyd's	48,242	19,763	184,120	252,125
Other	9,505	2,323	38,265	50,093
Total	$485,317	$313,751	$753,550	$1,552,618

March 31, 2014
Catastrophe Reinsurance	$350,606	$183,216	$184,685	$718,507
Specialty Reinsurance	111,914	85,568	325,468	522,950
Lloyd's	47,137	17,560	171,492	236,189
Other	14,358	2,324	38,555	55,237
Total	$524,015	$288,668	$720,200	$1,532,883

December 31, 2013
Catastrophe Reinsurance	$430,166	$177,518	$173,303	$780,987
Specialty Reinsurance	113,188	81,251	311,829	506,268
Lloyd's	45,355	14,265	158,747	218,367
Other	14,915	2,324	40,869	58,108
Total	$603,624	$275,358	$684,748	$1,563,730

September 30, 2013
Catastrophe Reinsurance	$465,221	$247,282	$211,040	$923,543
Specialty Reinsurance	112,003	82,795	306,792	501,590
Lloyd's	39,316	11,518	148,149	198,983
Other	17,846	2,214	39,533	59,593
Total	$634,386	$343,809	$705,514	$1,683,709

June 30, 2013
Catastrophe Reinsurance	$502,756	$264,712	$214,308	$981,776
Specialty Reinsurance	105,868	89,695	295,221	490,784
Lloyd's	31,984	13,476	134,782	180,242
Other	15,103	2,642	39,861	57,606
Total	$655,711	$370,525	$684,172	$1,710,408

17

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended June 30, 2014			Three months ended June 30, 2013
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,532,883	$98,962	$1,433,921	$1,755,783	$162,948	$1,592,835
Incurred losses and loss expenses
Current year	113,964	15,493	98,471	146,544	15,755	130,789
Prior years	(16,900)	183	(17,083)	(29,549)	(2,722)	(26,827)
Total incurred losses and loss expenses	97,064	15,676	81,388	116,995	13,033	103,962
Paid losses and loss expenses
Current year	725	12	713	21,990	—	21,990
Prior years	76,604	29,511	47,093	140,380	878	139,502
Total paid losses and loss expenses	77,329	29,523	47,806	162,370	878	161,492
Reserve for losses and loss expenses, end of period	$1,552,618	$85,115	$1,467,503	$1,710,408	$175,103	$1,535,305

	Six months ended June 30, 2014			Six months ended June 30, 2013
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,563,730	$101,025	$1,462,705	$1,879,377	$192,512	$1,686,865
Incurred losses and loss expenses
Current year	193,890	19,811	174,079	216,538	20,849	195,689
Prior years	(28,676)	5,100	(33,776)	(65,545)	(1,069)	(64,476)
Total incurred losses and loss expenses	165,214	24,911	140,303	150,993	19,780	131,213
Paid losses and loss expenses
Current year	1,777	12	1,765	23,129	—	23,129
Prior years	174,549	40,809	133,740	296,833	37,189	259,644
Total paid losses and loss expenses	176,326	40,821	135,505	319,962	37,189	282,773
Reserve for losses and loss expenses, end of period	$1,552,618	$85,115	$1,467,503	$1,710,408	$175,103	$1,535,305

18

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Numerator:
Net income available to RenaissanceRe common shareholders	$120,752	$151,003	$268,656	$179,740	$26,806
Amount allocated to participating common shareholders (1)	(1,557)	(2,031)	(3,709)	(2,539)	(376)
	$119,195	$148,972	$264,947	$177,201	$26,430
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	39,736	41,238	43,160	43,330	43,372
Per common share equivalents of employee stock options and restricted shares	659	665	609	805	871
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	40,395	41,903	43,769	44,135	44,243

Basic income per RenaissanceRe common share	$3.00	$3.61	$6.14	$4.09	$0.61
Diluted income per RenaissanceRe common share	$2.95	$3.56	$6.05	$4.01	$0.60

	Six months ended
(common shares in thousands)	June 30, 2014	June 30, 2013
Numerator:
Net income available to RenaissanceRe common shareholders	$271,755	$217,280
Amount allocated to participating common shareholders (1)	(3,577)	(3,174)
	$268,178	$214,106
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	40,487	43,453
Per common share equivalents of employee stock options and restricted shares	662	850
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	41,149	44,303

Basic income per RenaissanceRe common share	$6.62	$4.93
Diluted income per RenaissanceRe common share (2)	$6.52	$4.83

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's 2001 Stock Incentive Plan and Non-Employee Director Stock Incentive Plan.

19

RenaissanceRe Holdings Ltd.
Equity in Earnings of Other Ventures

	Three months ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Tower Hill Companies	$5,202	$1,986	$2,989	$3,885	$1,815
Top Layer Re	2,494	2,445	3,374	3,608	2,728
Other	(464)	(232)	(89)	(180)	(771)
Total equity in earnings of other ventures	$7,232	$4,199	$6,274	$7,313	$3,772

	Six months ended
	June 30, 2014	June 30, 2013
Tower Hill Companies	$7,188	$3,396
Top Layer Re	4,939	6,854
Other	(696)	(643)
Total equity in earnings of other ventures	$11,431	$9,607

Other (Loss) Income

	Three months ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$17	$21	$26	$30	$(642)
Other items	(552)	41	(199)	621	(486)
Total other (loss) income	$(535)	$62	$(173)	$651	$(1,128)

	Six months ended
	June 30, 2014	June 30, 2013
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$38	$(2,573)
Other items	(511)	(264)
Total other loss	$(473)	$(2,837)

20

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P	Moody's	Fitch

Renaissance Reinsurance (1)	A+	AA-	A1	A+
DaVinci (1)	A	AA-	A3	—
RenaissanceRe Specialty Risks (1)	A	A+	—	—
RenaissanceRe Specialty U.S. (1)	A	—	—	—
Renaissance Reinsurance of Europe (1)	A+	AA-	—	—
Top Layer Re (1)	A+	AA	—	—

Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	AA-

RenaissanceRe (3)	—	Very Strong	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for these companies reflect the insurer's financial strength rating and in addition to the insurer's financial strength rating, the S&P ratings reflect the insurer's issuer credit rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent its financial strength rating.
(3) The S&P rating for RenaissanceRe represents rating on its Enterprise Risk Management practices.

21

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net income available to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments from continuing and discontinued operations and net other-than-temporary impairments. The Company's management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio and equity investments trading. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income available to RenaissanceRe common shareholders to operating income available to RenaissanceRe common shareholders; 2) net income available to RenaissanceRe common shareholders per common share - diluted to operating income available to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended					Six months ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	June 30, 2014	June 30, 2013
Net income available to RenaissanceRe common shareholders	$120,752	$151,003	$268,656	$179,740	$26,806	$271,755	$217,280
Adjustment for net realized and unrealized (gains) losses on investments from continuing operations	(27,128)	(14,927)	(61,864)	(28,472)	69,529	(42,055)	55,260
Adjustment for net realized and unrealized losses on investments from discontinued operations	—	—	—	5	15	—	13
Operating income available to RenaissanceRe common shareholders	$93,624	$136,076	$206,792	$151,273	$96,350	$229,700	$272,553

Net income available to RenaissanceRe common shareholders per common share - diluted	$2.95	$3.56	$6.05	$4.01	$0.60	$6.52	$4.83
Adjustment for net realized and unrealized (gains) losses on investments from continuing operations	(0.67)	(0.36)	(1.41)	(0.65)	1.57	(1.02)	1.25
Adjustment for net realized and unrealized losses on investments from discontinued operations	—	—	—	—	—	—	—
Operating income available to RenaissanceRe common shareholders per common share - diluted	$2.28	$3.20	$4.64	$3.36	$2.17	$5.50	$6.08

Return on average common equity - annualized	14.2%	17.6%	31.5%	22.2%	3.4%	15.8%	13.8%
Adjustment for net realized and unrealized (gains) losses on investments from continuing operations	(3.2)%	(1.7)%	(7.3)%	(3.5)%	8.8%	(2.4)%	3.5%
Adjustment for net realized and unrealized losses on investments from discontinued operations	—%	—%	—%	—%	—%	—%	—%
Operating return on average common equity - annualized	11.0%	15.9%	24.3%	18.7%	12.2%	13.4%	17.3%

22

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has also included in this Financial Supplement “managed catastrophe premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by the Company and its related joint ventures. “Managed catastrophe premiums” differs from total Catastrophe Reinsurance segment gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Re, which is accounted for under the equity method of accounting, and the inclusion of catastrophe premiums written on behalf of the Company's Lloyd's segment. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums assumed by the Company through its consolidated subsidiaries and related joint ventures.
The Company has also included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. “Tangible book value per common share” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets per share. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Book value per common share	$84.79	$82.30	$80.29	$74.58	$71.38
Adjustment for goodwill and other intangibles (1)	(0.86)	(0.89)	(0.85)	(0.84)	(0.85)
Tangible book value per common share	83.93	81.41	79.44	73.74	70.53
Adjustment for accumulated dividends	13.70	13.41	13.12	12.84	12.56
Tangible book value per common share plus accumulated dividends	$97.63	$94.82	$92.56	$86.58	$83.09

Quarterly change in book value per common share	3.0%	2.5%	7.7%	4.5%	0.4%
Quarterly change in tangible book value per common share plus change in accumulated dividends	3.5%	2.8%	8.1%	4.9%	0.8%
Annual change in book value per common share	5.6%				4.8%
Annual change in tangible book value per common share plus change in accumulated dividends	6.4%				5.7%

(1)
At June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, goodwill and other intangibles included $27.0 million, $28.3 million, $29.2 million, $28.5 million and $29.3 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

23